MEZZANINE EQUITY	12 Months Ended
Mar. 31, 2014
Noncontrolling Interest [Abstract]
MEZZANINE EQUITY
16.	MEZZANINE EQUITY

Redeemable Common Stock

One of our minority equity owners along with other shareholders who hold ownership in ADS of at least 15% (referred to as “Major Shareholders”) entered into an agreement which provides the Major Shareholders the right to put their common stock to the Company at fair value if, following the fifth anniversary of the recapitalization that occurred during 2010, a Major Shareholder demands that the Company effect an initial public offering (“IPO”) covering the registration of at least $50 million of securities, and either the Company advises the Major Shareholder that ADS will not begin preparations for an IPO within 180 days after delivery, or after such preparations have begun they are discontinued (the “Major Shareholders’ Put Right”). As the Major Shareholders’ Put Right is a redemption right which is outside the control of ADS, we have classified common stock held by the Major Shareholders in the mezzanine equity section of our Consolidated Balance Sheets at its fair value, and changes in fair value are recorded in Retained earnings. As of March 31, 2013 and 2014, there were 38,292 and 38,320 shares, respectively, of common stock held by Major Shareholders.

Redeemable Convertible Preferred Stock

The Trustee of our ESOP has the ability to put the shares of preferred stock at fair value to the Company in the event that it needs cash to pay for distributions, pre-retirement diversification, or other expenses, causing the shares to be redeemable at the option of the holder. Given that this put right is outside the control of the Company, this results in the classification of our Redeemable Convertible Preferred Stock recorded in the mezzanine equity section of our Consolidated Balance Sheets at its fair value, and changes in fair value are recorded in Retained earnings. The Redeemable Convertible Preferred Stock has a required cumulative 2.5% dividend ($0.020 per share) and is convertible to common stock at a rate of one share for every 0.7692 share of common stock. We guarantee the value of the Redeemable Convertible Preferred Stock at $0.78 per share.

The Board of Directors approved the 2.5% annual dividend to be paid March 31 of each fiscal year to the stockholders of record as of March 15, 2012, 2013 and 2014. The annual dividend was paid in cash and stock on the allocated shares. In addition, the Board of Directors approved a quarterly per share discretionary cash dividend of $0.0180 and $0.0196 to all preferred stockholders of record during the fiscal years ended March 31, 2012 and 2013, respectively and quarterly per share discretionary cash dividends of $0.0221 per share during the first three quarters of the fiscal year ended March 31, 2014. Additionally, the Board of Directors approved a per share cash dividend of $1.59 (the Special Dividend) during the fourth quarter of fiscal 2014 to all redeemable convertible preferred stockholders of record on January 2, 2014. The discretionary dividend on unallocated shares of Redeemable Convertible Preferred Stock was allocated to participants rather than being used to service the Plan’s debt as described in Note 15.

Cash and stock dividends on Allocated Redeemable Convertible Preferred Stock for the fiscal years ended March 31, 2013 and 2014, respectively, are summarized in the following table. For additional information on dividends paid to the unallocated Redeemable Convertible Preferred Stock please refer to Note 13.

(Amounts in thousands)	2013	2014
Quarterly cash dividends	$592	$526
Annual cash dividends	34	32
Special Dividend	—	9,463

Total cash dividends	626	10,021
Annual stock dividend	110	118
Annual cash dividend	34	32

Total ESOP required dividends	144	150
Allocated shares	7,366	7,668
Required dividend per share	0.0195	0.0195

Required dividends	$144	$150